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                             [LOGO OF APEX SILVER
                              MINES APPEARS HERE]

       NUMBER                                                      SHARES
--------------------                                       ---------------------

 AP
--------------------                                       ---------------------
  ORDINARY SHARES                                          SEE REVERSE SIDE FOR
                                                           CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS                                CUSIP G04074 10 3
   OF THE GAYMAN ISLANDS

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      This Certifies that




      is the owner of
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   FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, $0.01 PAR VALUE PER SHARE OF

   Apex Silver Mines Limited transferable on the books of the Company in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum and Articles of Incorporation of the Company and any amendments thereto, price of which was on file with the Transfer Agent, to all of which the holder, by acceptance hereby assents. This Certificate is not valid unless undersigned by the Transfer Agent and registered by the Registrar.
      Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized Chairman and Secretary.

                                                 CALEDONIAN BANK & TRUST COMPANY
   Dated:

               [SEAL OF APEX SILVER MINES LIMITED APPEARS HERE]


   [SIGNATURE APPEARS HERE]                            [SIGNATURE APPEARS HERE]

                   CHAIRMAN                                           SECRETARY


Countersigned and Registered
          AMERICAN STOCK TRANSFER & TRUST COMPANY

                         By                                       Transfer Agent
                                                                   and Registrar


                                                            Authorized Signature

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common           UNIFGIFT MIN ACT-_____Custodian____
  TEN ENT - as tenants by the entireties                    (Cust)      (Minor)
  JT TEN  - as joint tenants with right of
            survivorship and not as tenants     under Uniform Gifts to Minors
            in common                            Act ________________
                                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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                                                                         shares
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of the capital represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said share on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                           -----------------------------------------------------
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                           ENLARGEMENT OR ANY CHANGE WHATEVER


SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.